UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2023

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2022 Bonus Determinations

On February 6, 2023, the Compensation Committee of the Board of the Company approved cash bonus payments to the Company’s named executive officers, in respect of fiscal 2022. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 28, 2022 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Non-Equity Incentive Plan Compensation and Total columns in the fiscal 2022 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (2)($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (3)($)	Total ($)
Timothy P. Cofer Chief Executive Officer(4)	2022	1,017,308	—	3,199,970	—	581,175	2,407,971	7,206,424
	2021	992,404	—	1,149,978	1,107,000	1,512,000	264,624	5,026,006
	2020	900,000	1,472,500	—	3,393,865	—	148,253	5,914,618
Nicholas Lahanas Chief Financial Officer	2022	478,662	—	249,983	—	125,400	10,426	864,471
	2021	466,988	—	100,013	75,442	326,000	9,998	978,441
	2020	456,344	363,900	1,999,998	159,371	—	9,863	2,989,476
John Hanson President Pet Consumer Products	2022	513,716	—	249,983	—	135,300	100,112	999,111
	2021	501,235	—	100,013	75,442	342,000	132,955	1,151,645
	2020	488,403	362,200	582,730	159,371	—	111,853	1,704,557
John D. Walker President Garden Consumer Products(4)	2022	525,519	—	249,983	—	127,100	38,098	940,700
	2021	512,733	—	100,013	75,442	320,000	47,272	1,055,460
William E. Brown Chairman	2022	289,845	—	450,028	—	81,000	24,008	844,881
	2021	246,642	—	400,010	—	185,000	31,473	863,125
	2020	200,000	151,000	299,991	999,999		18,662	1,669,652

(1)

This column represents the grant date fair value in accordance with ASC 718 of restricted stock and performance share units (“PSU’s”) awarded the named executive officers in 2022. The amounts shown include the aggregate grant date fair value of the shares issuable for PSU’s at target achievement. The aggregate grant date fair values of the maximum number of shares issuable pursuant to the PSU’s are $3,599,966 for Mr. Cofer and $281,232 for each of Messrs. Lahanas, Hanson and Walker. These amounts do not represent the actual value that may be realized by the named executive officers.

(2)

This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 14, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on November 22, 2022 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2022 are detailed in the following table:

Description	Cofer	Lahanas	Hanson	Walker	Brown
Company matching contribution to 401(k) plan	$9,150	$9,150	$9,150	$9,150	$9,150
Retention payment	2,216,160	—	—	—	—
Medical and life insurance premiums and medical reimbursement	19,596	1,276	16,765	19,348	14,858
Car allowance or lease	13,200	—	12,000	9,600	—
Commute expense reimbursement	23,023	—	—	—	—
Mobile device reimbursement	—	—	1,080	—	—
Housing allowance	49,805	—	47,671	—	—
Tax gross up	57,037	—	13,446	—	—
Financial planning allowance	20,000	—	—	—	—

Total	$2,407,971	$10,426	$100,112	$38,098	$24,008

(4)	Mr. Walker became an executive officer in February 2021.

In addition, the Compensation Committee approved an increase in Mr. Cofer’s base salary to $1,047,550, Mr. Lahanas’s base salary to $493,000, Mr. Hanson’s base salary to $529,000, and Mr. Walker’s base salary to $542,000. The increases were effective as of January 1, 2023.

On February 7, 2023, the Board of Directors approved a grant of 2,940 shares of restricted stock to each of the directors under the Company’s 2003 Omnibus Equity Incentive Plan in lieu of the annual restricted stock and option grants previously provided for under the Nonemployee Director Incentive Plan, which plan was terminated prior to the Annual Meeting. The restricted stock will vest in six months consistent with the prior restricted stock grants under the Nonemployee Director Incentive Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 7, 2023, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of eleven directors to serve until the 2024 Annual Meeting and until their successors are duly elected and qualified.

2.

An advisory (non-binding) vote on how frequently (every one, two or three years) shareholders prefer that the Company conducts an advisory (non-binding) vote of shareholders on the compensation of the Company’s named executive officers.

3.	An advisory (non-binding) vote on the compensation of the Company’s named executive officers.

4.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 30, 2023.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
William E. Brown	15,429,386	4,411,645	488,716
Courtnee Chun	17,310,280	2,530,751	488,716
Timothy P. Cofer	17,400,799	2,440,232	488,716
Lisa Coleman	17,401,479	2,439,552	488,716
Brendan P. Dougher	17,295,818	2,545,213	488,716
Michael J. Griffith	17,409,683	2,431,348	488,716
Christopher T. Metz	17,411,634	2,429,397	488,716
Daniel P. Myers	16,464,135	3,376,896	488,716
Brooks M. Pennington III	16,416,794	3,424,237	488,716
John R. Ranelli	16,551,452	3,289,579	488,716
Mary Beth Springer	17,088,755	2,752,276	488,716

Proposal Two:

The shareholders voted on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers every three years, by the votes set forth in the following table:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,949,880	3,768	11,881,552	2,974	488,716

In light of the shareholders’ strong preference for Three Years, the Company has decided that it will continue to conduct the advisory vote on executive compensation every three years.

Proposal Three:

The shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
19,179,403	640,466	10,793	488,716

Proposal Four:

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 30, 2023 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
20,210,629	583,163	2,808	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ Joyce M. McCarthy
Joyce M. McCarthy
General Counsel and Secretary

Dated: February 10, 2023